UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2024

Trustfeed Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 705, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-245-3413

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.07 Submission of Matters to a Vote of Security Holders.

On July 11, 2024, in accordance with the applicable provisions of the Nevada Revised Statutes (the “NRS” ), the sole member of the Board of Directors of Trustfeed Corp. (the “Company”), as such, adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation, as amended (the “Existing Articles”), to effect a change of name from “Trustfeed Corp.” to “Polomar Health Services, Inc.”.

2.	To authorize and approve an amendment to the Existing Articles to effect an increase in the number of authorized shares of the Company’s “blank check” preferred stock to 5,000,000.

3.	To authorize, but not require, an amendment to the Existing Articles, to effect a reverse stock split with a ratio of 1-for-10.

4.	To adopt the Company’s Certificate of Amendment to the Existing Articles, which makes no material changes to the Company’s Existing Articles other than incorporating the amendments described in Actions (1), (2) and (3) above.

5.	To adopt the Company’s 2024 Equity and Incentive Compensation Plan.

On July 11, 2024 (the “Voting Record Date”), the Company had 109,138,049 shares of its Common Stock, par value $0.001 per share (the “Common Stock”) and 500,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Stock”), outstanding and entitled to vote on the Actions. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote and each share of Series A Stock outstanding as of the close of business on the Voting Record Date was entitled to twenty votes.

On the Voting Record Date, pursuant to Section 78.320 of the NRS, the Company received a written consent approving the Actions from a stockholder holding an aggregate of 90,437,591 shares of Common Stock, representing approximately 82.87% of the outstanding shares of Common Stock. The Company also received a written consent approving the Actions from such stockholder holding all 500,000 shares of Series A Stock representing 10,000,000 votes, which, collectively with its shares of Common Stock voting as a single class, represents approximately 84.3% of the Company’s capital stock entitled to vote.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trustfeed Corp.

/s/ Terrence M. Tierney
Terrence M. Tierney
Interim President/Chief Financial Officer

Date: July 17, 2024

3